TRANSAMERICA SERIES TRUST

Transamerica Madison Diversified Income VP

Supplement to the Currently Effective Prospectus and Summary Prospectus

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The Board of Trustees has approved the following changes with respect to Transamerica Madison Diversified Income VP (the “portfolio”), subject to investor approval of a new investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), as discussed below:

Sub-Adviser Changes

The Board of Trustees has approved: (i) the termination of Madison Asset Management, LLC (“Madison”) as a sub-adviser to the portfolio; (ii) the appointment of AUIM to manage the fixed-income sleeve of the portfolio; and (iii) the appointment of J.P. Morgan Investment Management Inc. (“JPMorgan”) to manage the equity sleeve of the portfolio.

Because AUIM is an affiliate of Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, under the terms of TAM’s manager of managers exemptive relief, the new investment sub-advisory agreement between TAM and AUIM with respect to the portfolio must be approved by investors. A proxy statement describing the proposed sub-advisory agreement with AUIM is expected to be mailed to investors on or about August 17, 2026.

A new investment sub-advisory agreement with JPMorgan does not require investor approval, because JPMorgan is not affiliated with TAM. However, the appointment of JPMorgan as a sub-adviser is subject to investor approval of the investment sub-advisory agreement with AUIM.

If the investment sub-advisory agreement with AUIM is approved by investors, it is anticipated that the termination of Madison and the appointment of AUIM and JPMorgan would occur on or about November 1, 2026. TAM will continue to serve as the portfolio’s investment manager.

New Portfolio Name

Effective on or about November 1, 2026, subject to investor approval of the investment sub-advisory agreement with AUIM, the name of the portfolio will be changed to Transamerica Multi-Managed Moderately Conservative VP.

Changes to Principal Investment Strategy and Related Risks

Subject to investor approval of the investment sub-advisory agreement with AUIM, the portfolio’s investment strategy will change to a multi-managed structure.

Effective on or about November 1, 2026, subject to investor approval of the investment sub-advisory agreement with AUIM, the portfolio’s principal investment strategies will be as follows:

Under normal circumstances, the portfolio invests approximately 40% of its net assets in equity securities and approximately 60% of its net assets in fixed-income securities. The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio. The portfolio’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

Equity component – The equity sub-adviser seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not seek to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub-adviser may, but is not required to, use index futures to equitize cash in order to gain general equity market exposure.

As part of its investment process, the equity sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.

Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years. The fixed-income sub-adviser may also invest the portfolio’s assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the portfolio’s assets in securities that are denominated in U.S. dollars and in foreign currencies.

The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries to be those generally classified by major international financial institutions, such as the World Bank, as less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fixed-income sub-adviser).

In managing the portfolio’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the portfolio. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollar rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.

The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

In connection with the changes to the portfolio’s principal investment strategy, the portfolio will be subject to the following additional risk:

Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.

Changes to Management Fee Schedule

Effective on or about November 1, 2026, subject to investor approval of the investment sub-advisory agreement with AUIM, the portfolio’s management fee schedule will change as follows:

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $500 million	0.53%
Over $500 million up to $1 billion	0.51%
Over $1 billion up to $1.5 billion	0.50%
Over $1.5 billion up to $2 billion	0.49%
In excess of $2 billion	0.48%

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The changes discussed herein are subject to investor approval of an investment sub-advisory agreement with AUIM. The foregoing disclosure is not intended to solicit a proxy from any portfolio investor. A proxy statement describing the proposed sub-advisory agreement with AUIM is expected to be mailed to investors on or about August 17, 2026. Investors are urged to read the proxy statement and other documents carefully and in their entirety when they become available because these documents will contain important information about the proposed sub-advisory agreement with AUIM. If investors approve the investment sub-advisory agreement with AUIM, the changes discussed herein are expected to become effective on or about November 1, 2026.

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Investors Should Retain this Supplement for Future Reference

June 16, 2026